CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement File No.
33-69882.



Indianapolis, Indiana,						Arthur Andersen LLP

March 8, 1996.





EXHIBIT 23